BNY Mellon International Bond Fund
SCHEDULE OF INVESTMENTS
July 31, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Asset-Backed Securities — 2.6%
Canada — .3%
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3(b)	5.40	9/15/2028	CAD	611,703	440,561
United States — 2.3%
AutoNation Finance Trust, Ser. 2025-1A, Cl. A3(b)	4.62	11/13/2029		113,000	113,250
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A(b)	6.02	2/20/2030		261,000	267,945
Avis Budget Rental Car Funding AESOP LLC, Ser. 2025-2A, Cl. A(b)	5.12	8/20/2031		160,000	160,578
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B(b)	5.45	4/20/2048		102,778	101,907
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)	5.56	11/20/2048		394,000	394,741
DataBank Issuer II LLC, Ser. 2025-1A, Cl. A2(b)	5.18	9/27/2055		580,000	559,374
ENT Auto Receivables Trust, Ser. 2023-1A, Cl. A3(b)	6.24	1/16/2029		28,473	28,517
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A(b)	5.36	9/22/2053		199,276	186,759
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A(b)	5.00	9/15/2048		515,000	508,510
Sunnova Hestia I Issuer LLC, Ser. 2023-GRID1, Cl. 1A(b)	5.75	12/20/2050		84,420	81,981
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)	5.48	4/20/2049		471,900	470,645
					2,874,207
Total Asset-Backed Securities (cost $3,259,327)					3,314,768
Collateralized Loan Obligations — 1.4%
Cayman Islands — .5%
Regatta XXV Funding Ltd., Ser. 2023-1A, Cl. A1R, (3 Month TSFR +1.34%)(b),(c)	5.09	7/15/2038		600,000	601,892
Jersey — .9%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1R, (3 Month TSFR +1.32%)(b),(c)	5.07	7/15/2038		545,000	545,381
Invesco US Ltd. CLO, Ser. 2023-3A, Cl. AR, (3 Month TSFR +1.31%)(b),(c)	5.06	7/15/2038		575,000	577,305
					1,122,686
Total Collateralized Loan Obligations (cost $1,720,000)					1,724,578
Commercial Mortgage-Backed — .3%
United States — .3%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1(b)	6.13	5/25/2068		201,607	201,125
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1(b)	7.16	10/25/2068		238,810	239,193
Total Commercial Mortgage-Backed (cost $440,076)					440,318
Corporate Bonds and Notes — 16.2%
Austria — .3%
Volksbank Wien AG, Sub. Notes	5.50	12/4/2035	EUR	300,000	353,245
Belgium — .8%
Anheuser-Busch InBev SA, Gtd. Notes	2.00	3/17/2028	EUR	910,000	1,032,899
Bermuda — .3%
RLGH Finance Bermuda Ltd., Gtd. Notes	8.25	7/17/2031		295,000	321,761
Canada — .2%
Bank of Montreal, Sr. Unscd. Notes	4.06	9/22/2028		65,000	64,607
Canadian Imperial Bank of Commerce, Sr. Unscd. Bonds(d)	4.24	9/8/2028		65,000	64,726
The Bank of Nova Scotia, Sr. Unscd. Notes	4.04	9/15/2028		65,000	64,625
The Bank of Nova Scotia, Sr. Unscd. Notes	4.40	9/8/2028		65,000	64,844
					258,802

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 16.2% (continued)
Denmark — .5%
Orsted A/S, Sr. Unscd. Notes	4.88	1/12/2032	GBP	464,000	596,809
France — 1.0%
Arkema SA, Sr. Unscd. Notes	3.50	9/9/2033	EUR	200,000	222,741
BPCE SA, Sr. Notes(b),(d)	5.77	6/2/2037		511,000	501,578
Renault SA, Sr. Unscd. Notes	3.88	9/30/2030	EUR	200,000	228,960
Suez SACA, Sr. Unscd. Notes	5.00	11/3/2032	EUR	300,000	364,497
					1,317,776
Germany — 2.0%
Aareal Bank AG, Sub. Notes	5.63	12/12/2034	EUR	300,000	357,261
Deutsche Bahn AG, Sr. Unscd. Notes	0.63	4/15/2036	EUR	100,000	86,824
Deutsche Bahn AG, Sr. Unscd. Notes	1.13	5/29/2051	EUR	10,000	5,943
Deutsche Bahn AG, Sr. Unscd. Notes	1.38	3/3/2034	EUR	60,000	59,332
Deutsche Boerse AG, Sr. Unscd. Bonds	3.88	9/28/2026	EUR	900,000	1,038,966
Hamburg Commercial Bank AG, Sr. Notes	4.50	7/24/2028	EUR	500,000	586,553
Volkswagen Financial Services AG, Sr. Unscd. Notes	3.25	5/19/2027	EUR	400,000	461,888
					2,596,767
Italy — .6%
Eni SpA, Sr. Unscd. Notes(b)	5.25	5/18/2036		550,000	530,989
Fibercop SpA, Sr. Scd. Notes(b)	7.72	6/4/2038		200,000	208,101
					739,090
Japan — .3%
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.06	1/14/2037		372,000	357,364
Jersey — .3%
Heathrow Funding Ltd., Sr. Scd. Notes	3.88	1/16/2036	EUR	330,000	367,085
Luxembourg — .3%
P3 Group Sarl, Sr. Unscd. Notes	3.75	4/2/2033	EUR	200,000	222,962
Viridium Group Sarl, Sub. Bonds	4.38	11/16/2035	EUR	200,000	218,796
					441,758
Netherlands — 1.6%
JT International Financial Services BV, Gtd. Bonds	3.87	9/4/2055	EUR	100,000	112,984
Mercedes-Benz International Finance BV, Gtd. Notes	3.25	9/15/2027	EUR	630,000	728,546
Sartorius Finance BV, Gtd. Notes	4.50	9/14/2032	EUR	400,000	473,682
Sartorius Finance BV, Gtd. Notes	4.88	9/14/2035	EUR	100,000	120,033
Toyota Motor Finance Netherlands BV, Sr. Unscd. Notes	3.13	4/21/2028	EUR	550,000	633,772
					2,069,017
Spain — .4%
Banco Santander SA, Sr. Notes	5.13	11/6/2035		400,000	384,994
Cellnex Finance Co. SA, Gtd. Notes	2.00	2/15/2033	EUR	100,000	102,889
					487,883
United Kingdom — 1.5%
British Telecommunications Ltd., Gtd. Notes	3.88	1/20/2034	EUR	400,000	456,244
HSBC Holdings PLC, Sr. Unscd. Notes	5.21	5/12/2034		400,000	393,085
IDS Financing PLC, Gtd. Notes	4.00	10/1/2032	EUR	100,000	112,252
Nationwide Building Society, Sr. Notes	3.77	1/27/2036	EUR	250,000	282,291
Northumbrian Water Finance PLC, Gtd. Notes(d)	5.50	10/2/2037	GBP	120,000	147,965
Northumbrian Water Finance PLC, Gtd. Notes	6.38	10/28/2034	GBP	189,000	256,798
South Eastern Power Networks PLC, Sr. Unscd. Notes	4.10	3/17/2038	EUR	100,000	113,599
Yorkshire Water Finance PLC, Sr. Scd. Bonds	6.60	4/17/2031	GBP	100,000	138,499
					1,900,733

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 16.2% (continued)
United States — 6.1%
Apollo Debt Solutions BDC, Sr. Unscd. Notes(b)	5.70	1/23/2031		220,000	214,230
Bank of America Corp., Sr. Unscd. Notes	3.71	4/24/2028		105,000	104,365
Bank of America Corp., Sr. Unscd. Notes	4.38	4/27/2028		105,000	104,846
Blackstone Private Credit Fund, Sr. Unscd. Notes	5.35	3/12/2031		155,000	148,246
Blackstone Private Credit Fund, Sr. Unscd. Notes	6.25	1/25/2031		180,000	179,528
Brown & Brown, Inc., Sr. Unscd. Notes	5.25	6/23/2032		80,000	79,076
Brown & Brown, Inc., Sr. Unscd. Notes	5.55	6/23/2035		120,000	117,734
Brown & Brown, Inc., Sr. Unscd. Notes	5.65	6/11/2034		120,000	119,368
Citigroup, Inc., Sr. Unscd. Notes	4.64	5/7/2028		105,000	105,039
Constellation Energy Generation LLC, Sr. Unscd. Notes(d)	5.88	1/15/2066		420,000	388,159
Eversource Energy, Jr. Sub. Notes, Ser. B	6.35	8/15/2056		45,000	44,805
Exelon Corp., Sr. Unscd. Notes	5.88	3/15/2055		190,000	178,422
Global Payments, Inc., Sr. Unscd. Notes	5.55	11/15/2035		590,000	562,188
JPMorgan Chase & Co., Sr. Unscd. Bonds	5.04	7/23/2032		693,000	690,125
JPMorgan Chase & Co., Sr. Unscd. Notes	3.54	5/1/2028		110,000	109,172
JPMorgan Chase & Co., Sr. Unscd. Notes	5.57	4/22/2028		105,000	105,732
Kraft Heinz Foods Co., Gtd. Notes	4.38	6/1/2046		22,000	16,944
Kraft Heinz Foods Co., Gtd. Notes	5.00	6/4/2042		158,000	136,729
Meta Platforms, Inc., Sr. Unscd. Notes	6.20	5/15/2046		322,000	302,397
Morgan Stanley, Sr. Unscd. Notes	3.59	7/22/2028		105,000	103,867
Morgan Stanley, Sr. Unscd. Notes	4.21	4/20/2028		105,000	104,712
Morgan Stanley, Sr. Unscd. Notes	5.61	7/17/2037		174,000	173,019
Morgan Stanley, Sr. Unscd. Notes	5.65	4/13/2028		105,000	105,812
Morgan Stanley, Sr. Unscd. Notes, Ser. I	4.89	10/22/2036		389,000	368,932
Oracle Corp., Sr. Unscd. Notes(d)	4.80	9/26/2032		40,000	36,829
Pacific Gas and Electric Co., First Mortgage Bonds	5.20	5/1/2036		131,000	124,731
Pacific Gas and Electric Co., First Mortgage Bonds(d)	6.00	5/1/2056		263,000	242,285
PG&E Corp., Jr. Sub. Notes	6.85	9/15/2056		114,000	112,872
PG&E Corp., Jr. Sub. Notes	7.38	3/15/2055		229,000	232,696
Puget Energy, Inc., Jr. Sub. Notes	7.00	9/15/2056		90,000	90,296
Puget Energy, Inc., Jr. Sub. Notes	7.25	9/15/2056		210,000	210,787
SBA Tower Trust, Asset Backed Notes(b)	2.59	10/15/2031		695,000	613,734
Sierra Pacific Power Co., Jr. Sub. Notes	6.38	9/15/2056		650,000	649,028
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.64	2/24/2028		110,000	108,783
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.62	3/15/2028		105,000	104,408
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	4.94	4/23/2028		105,000	105,219
US Bancorp, Sr. Unscd. Notes	4.55	7/22/2028		65,000	64,982
Wells Fargo & Co., Sr. Unscd. Notes	3.53	3/24/2028		105,000	104,304
Wells Fargo & Co., Sr. Unscd. Notes	5.71	4/22/2028		105,000	105,813
Western Alliance Bank, Sub. Notes	6.54	11/15/2035		260,000	257,344
					7,727,558
Total Corporate Bonds and Notes (cost $20,864,576)					20,568,547
Foreign Governmental — 59.4%
Australia — 7.0%
Australia, Sr. Unscd. Bonds, Ser. 172	4.25	3/21/2036	AUD	6,700,000	4,472,556
New South Wales Treasury Corp., Govt. Gtd. Notes	1.75	3/20/2034	AUD	4,126,000	2,265,733
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	1.75	7/20/2034	AUD	575,000	310,602
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	4.50	8/22/2035	AUD	296,000	193,893
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	5.25	8/13/2038	AUD	537,000	360,343

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 59.4% (continued)
Australia — 7.0% (continued)
Treasury Corp. of Victoria, Govt. Gtd. Bonds	2.00	9/17/2035	AUD	206,000	108,714
Treasury Corp. of Victoria, Govt. Gtd. Notes	4.75	9/15/2036	AUD	1,686,000	1,111,317
					8,823,158
Austria — 1.0%
Austria, Sr. Unscd. Bonds(b)	2.90	2/20/2034	EUR	1,150,000	1,294,065
Belgium — .5%
Belgium, Sr. Unscd. Notes, Ser. 98(b)	3.30	6/22/2054	EUR	675,000	631,130
Brazil — 1.2%
Brazil, Sr. Unscd. Notes	5.50	4/23/2036	EUR	141,000	160,397
Brazil Notas do Tesouro Nacional, Notes, Ser. F	10.00	1/1/2037	BRL	9,100,000	1,370,446
					1,530,843
Canada — 1.1%
Canada, Bonds	1.75	12/1/2053	CAD	293,000	130,209
Province of Ontario Canada, Sr. Unscd. Notes	4.60	12/2/2055	CAD	1,469,000	1,015,950
Province of Quebec Canada, Sr. Unscd. Debs.	4.40	12/1/2055	CAD	405,000	266,904
					1,413,063
Chile — .1%
Bonos de la Tesoreria de la Republica en pesos, Bonds(b)	5.80	10/1/2034	CLP	135,000,000	147,064
China — 7.1%
China, Bonds, Ser. INBK	1.61	2/15/2035	CNY	25,040,000	3,709,280
China, Bonds, Ser. INBK	1.75	2/25/2036	CNY	2,200,000	327,221
China, Bonds, Ser. INBK	1.92	1/15/2055	CNY	10,600,000	1,485,782
China, Bonds, Ser. INBK	2.60	9/1/2032	CNY	21,650,000	3,420,614
					8,942,897
Colombia — 1.5%
Colombian TES, Bonds, Ser. B	13.25	2/9/2033	COP	5,815,000,000	1,924,652
Czechia — .2%
Czech Republic, Sr. Unscd. Bonds, Ser. 156	3.00	3/3/2033	CZK	6,980,000	300,203
Denmark — .2%
Denmark, Bonds, Ser. 31Y	4.50	11/15/2039	DKK	1,500,000	264,361
Finland — .4%
Finland, Sr. Unscd. Bonds, Ser. 10Y(b)	3.00	9/15/2033	EUR	500,000	567,293
France — 1.9%
France, Bonds, Ser. OAT(b)	2.75	2/25/2029	EUR	325,000	372,207
France, Bonds, Ser. OAT(b)	3.00	5/25/2054	EUR	160,000	136,486
France, Bonds, Ser. OAT(b)	3.25	5/25/2055	EUR	950,000	845,827
France, Bonds, Ser. OAT(b)	4.00	10/25/2038	EUR	960,000	1,093,585
					2,448,105
Germany — 4.2%
Bundesobligation, Bonds, Ser. 193	2.50	4/16/2031	EUR	4,750,000	5,380,050
Greece — .2%
Hellenic Republic, Sr. Unscd. Notes(b)	4.38	7/18/2038	EUR	177,000	211,251
Hungary — .1%
Hungary, Bonds, Ser. 35/A	7.00	10/24/2035	HUF	41,000,000	142,818
Ireland — .5%
Ireland, Unscd. Bonds	2.60	10/18/2034	EUR	525,000	579,221
Italy — 4.2%
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	4.40	5/1/2033	EUR	1,625,000	1,964,432

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 59.4% (continued)
Italy — 4.2% (continued)
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 30Y(b)	2.45	9/1/2050	EUR	1,785,000	1,415,938
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Notes, Ser. 30Y(b)	4.30	10/1/2054	EUR	1,780,000	1,930,144
					5,310,514
Japan — 5.7%
Japan (20 Year Issue), Bonds, Ser. 183	1.40	12/20/2042	JPY	192,250,000	896,430
Japan (20 Year Issue), Bonds, Ser. 184	1.10	3/20/2043	JPY	427,800,000	1,880,728
Japan (30 Year Issue), Bonds, Ser. 66	0.40	3/20/2050	JPY	900,000	2,620
Japan (30 Year Issue), Bonds, Ser. 69	0.70	12/20/2050	JPY	17,050,000	53,015
Japan (30 Year Issue), Bonds, Ser. 83	2.20	6/20/2054	JPY	474,450,000	2,073,678
Japan (40 Year Issue), Bonds, Ser. 15	1.00	3/20/2062	JPY	9,200,000	25,403
Japan (40 Year Issue), Bonds, Ser. 17	2.20	3/20/2064	JPY	560,850,000	2,299,166
					7,231,040
Malaysia — .5%
Malaysia, Bonds, Ser. 318	4.64	11/7/2033	MYR	2,350,000	609,864
Mexico — .6%
Mexican Bonos, Bonds, Ser. M(d)	8.00	2/21/2036	MXN	14,000,000	748,601
Netherlands — 1.0%
Netherlands, Bonds(b)	2.50	7/15/2034	EUR	1,200,000	1,320,774
New Zealand — .3%
New Zealand, Unscd. Bonds, Ser. 534	4.25	5/15/2034	NZD	630,000	365,299
Peru — .1%
Peru, Sr. Unscd. Bonds(b)	7.30	8/12/2033	PEN	440,000	145,009
Peru, Sr. Unscd. Notes	6.90	8/12/2037	PEN	100,000	30,154
					175,163
Poland — 1.2%
Poland, Bonds, Ser. 1033	6.00	10/25/2033	PLN	1,375,000	379,726
Poland, Bonds, Ser. 1035	5.00	10/25/2035	PLN	2,700,000	688,741
Poland, Bonds, Ser. 436	5.25	4/25/2036	PLN	1,600,000	412,807
					1,481,274
Portugal — .4%
Portugal Obrigacoes do Tesouro OT, Sr. Unscd. Notes, Ser. 11Y(b)	2.88	10/20/2034	EUR	500,000	557,272
Romania — .3%
Romania, Bonds, Ser. 11Y(d)	6.75	4/25/2035	RON	700,000	153,403
Romania, Sr. Unscd. Notes(b)	6.13	10/7/2037	EUR	116,000	133,810
Romania, Sr. Unscd. Notes	6.75	7/11/2039	EUR	87,000	103,977
					391,190
Singapore — .6%
Singapore, Bonds	3.38	9/1/2033	SGD	875,000	733,459
South Korea — 4.4%
Korea, Bonds, Ser. 3212	4.25	12/10/2032	KRW	133,700,000	94,287
Korea, Bonds, Ser. 3506	2.63	6/10/2035	KRW	6,180,000,000	3,818,962
Korea, Bonds, Ser. 3512	3.25	12/10/2035	KRW	1,030,000,000	666,464
Korea, Bonds, Ser. 5209	3.13	9/10/2052	KRW	1,485,000,000	822,090
Korea, Bonds, Ser. 5303	3.25	3/10/2053	KRW	270,000,000	152,800
					5,554,603
Spain — 3.8%
Spain, Sr. Unscd. Bonds(b)	0.70	4/30/2032	EUR	3,875,000	3,897,418
Spain, Sr. Unscd. Bonds(b)	3.25	4/30/2034	EUR	75,000	85,626
Spain, Sr. Unscd. Notes(b)	3.45	10/31/2034	EUR	675,000	778,562
					4,761,606

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 59.4% (continued)
Supranational — 1.4%
European Union, Sr. Unscd. Bonds, Ser. UFA	3.00	3/4/2053	EUR	548,963	508,017
European Union, Sr. Unscd. Notes, Ser. SURE	0.20	6/4/2036	EUR	1,475,000	1,239,483
					1,747,500
Sweden — .3%
Sweden, Bonds, Ser. 1066	2.25	5/11/2035	SEK	3,575,000	356,516
Switzerland — 1.4%
Swiss Confederation, Bonds	0.50	6/27/2032	CHF	1,390,000	1,737,430
Thailand — .2%
Thailand, Sr. Unscd. Bonds	2.41	3/17/2035	THB	9,760,000	300,848
United Kingdom — 5.8%
United Kingdom Gilt, Bonds	1.50	7/31/2053	GBP	3,700,000	2,077,240
United Kingdom Gilt, Bonds	4.25	7/31/2034	GBP	200,000	258,020
United Kingdom Gilt, Bonds	4.38	7/31/2054	GBP	2,800,000	3,042,202
United Kingdom Gilt, Bonds	4.50	6/7/2028	GBP	1,350,000	1,822,578
United Kingdom Gilt, Bonds	5.38	1/31/2056	GBP	150,000	191,162
					7,391,202
Total Foreign Governmental (cost $79,461,525)					75,374,329
U.S. Government Agencies Collateralized Mortgage Obligations — .2%
Federal National Mortgage Association, REMIC, Ser. 2026-69, Cl. F, (1 Month SOFR +4.35%)(c),(e) (cost $221,375)	7.97	8/25/2056		230,000	212,807
U.S. Government Agencies Mortgage-Backed — 12.3%
Federal Home Loan Mortgage Corp.:
2.50%, 6/1/2042(e)				314,883	278,098
3.00%, 10/1/2042(e)				414,633	376,825
5.00%, 4/1/2040-4/1/2056(e)				3,564,054	3,520,024
5.50%, 3/1/2041-10/1/2055(e)				2,321,402	2,334,888
Federal National Mortgage Association:
2.00%, 8/1/2042(e)				476,236	409,271
2.50%, 12/1/2040-10/1/2050(e)				1,143,158	990,362
3.00%, 2/1/2050(e)				374,331	334,677
4.50%, 12/1/2055(e)				781,918	735,378
5.00%, 12/1/2040(e)				1,037,969	1,033,997
5.50%, 5/1/2041-1/1/2055(e)				4,581,001	4,624,623
Government National Mortgage Association II:
4.50%, 11/20/2055-12/20/2055				1,011,455	948,890
Total U.S. Government Agencies Mortgage-Backed (cost $15,786,778)					15,587,033
U.S. Treasury Securities — 3.6%
U.S. Treasury Bonds	4.75	5/15/2055		670,000	618,664
U.S. Treasury Bonds(f)	5.00	5/15/2045		400,000	387,633
U.S. Treasury Inflation Indexed Bonds(g)	0.13	2/15/2052		2,491,970	1,208,860
U.S. Treasury Inflation Indexed Bonds(g)	2.38	2/15/2055		1,666,856	1,455,584
U.S. Treasury Notes(d)	4.13	6/30/2031		925,000	912,859
Total U.S. Treasury Securities (cost $5,006,449)					4,583,600

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — .5%
Registered Investment Companies — .5%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h) (cost $603,224)	3.70	603,224	603,224
Investment of Cash Collateral for Securities Loaned — 2.3%
Registered Investment Companies — 2.3%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h) (cost $2,869,239)	3.70	2,869,239	2,869,239
Total Investments (cost $130,232,569)		98.8%	125,278,443
Cash and Receivables (Net)		1.2%	1,532,928
Net Assets		100.0%	126,811,371

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
CLO—Collateralized Loan Obligation
CLP—Chilean Peso
CNY—Chinese Yuan Renminbi
COP—Colombian Peso
CZK—Czech Koruna
DKK—Danish Krone
EUR—Euro
GBP—British Pound
HUF—Hungarian Forint
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
MYR—Malaysian Ringgit
NZD—New Zealand Dollar
PEN—Peruvian Sol
PLN—Polish Zloty
REMIC—Real Estate Mortgage Investment Conduit
RON—Romanian New Leu
SEK—Swedish Krona
SGD—Singapore Dollar
SOFR—Secured Overnight Financing Rate
THB—Thai Baht
TSFR—Term Secured Overnight Financing Rate Reference Rates
USD—United States Dollar

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to $23,976,595 or 18.9% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
(d)
Security, or portion thereof, on loan. At July 31, 2026, the value of the fund’s securities on loan was $3,184,262 and the value of the collateral was
$3,307,962, consisting of cash collateral of $2,869,239 and U.S. Government & Agency securities valued at $438,723.  In addition, the value of collateral may include pending sales that are also on loan.

(e)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(f)	Held or partially held by a broker as collateral for open over-the-counter derivative contracts.
(g)	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
(h)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
5 Year U.S. Treasury Note	95	9/30/2026	10,131,419	10,067,774	(63,646)
Australian 3-Year Bond	2	9/15/2026	146,425(a)	146,633	208
Canadian 10 Year Bond	38	9/18/2026	3,264,440(a)	3,219,774	(44,666)
Euro-Bobl	36	9/8/2026	4,767,638(a)	4,725,885	(41,753)
Euro-BTP	3	9/8/2026	404,445(a)	402,057	(2,388)
Euro-Bund	12	9/8/2026	1,742,088(a)	1,720,869	(21,219)
Euro-Buxl 30 Year Bond	26	9/8/2026	3,271,917(a)	3,172,685	(99,232)
Euro-Schatz	130	9/8/2026	15,863,854(a)	15,808,706	(55,148)
Japanese 10 Year Bond	12	9/14/2026	9,639,009(a)	9,583,860	(55,149)
Long Gilt	27	9/28/2026	3,183,037(a)	3,147,306	(35,731)
U.S. Treasury Long-Term Bond	1	9/21/2026	114,189	108,313	(5,876)
Ultra 10 Year U.S. Treasury Note	56	9/21/2026	6,267,055	6,143,375	(123,680)
Futures Short
2 Year U.S. Treasury Note	61	9/30/2026	12,560,957	12,542,172	18,785
10 Year U.S. Treasury Note	12	9/21/2026	1,309,010	1,296,000	13,010
Australian 10-Year Bond	84	9/15/2026	6,475,195(a)	6,390,706	84,489
Euro-OAT	42	9/8/2026	5,793,559(a)	5,672,875	120,684
Ultra U.S. Treasury Bond	116	9/21/2026	13,130,980	12,723,750	407,231
Gross Unrealized Appreciation					644,407
Gross Unrealized Depreciation					(548,488)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)	Value ($)
Call Options:
Swaption Receiver Markit CDX North America Investment Grade Index Series 46, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Goldman Sachs & Co. LLC	0.53	9/16/2026	6,400,000	(5,671)
Swaption Receiver Markit CDX North America Investment Grade Index Series 46, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Morgan Stanley & Co. LLC	0.53	9/16/2026	6,350,000	(5,626)

Options Written (continued)
Description/Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Call Options: (continued)
Swaption Receiver Markit iTraxx Europe Index Series 45, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Goldman Sachs & Co. LLC	0.53	9/16/2026	4,600,000	EUR	(3,966)
Swaption Receiver Markit iTraxx Europe Index Series 45, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.53	9/16/2026	4,550,000	EUR	(3,923)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 46, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Goldman Sachs & Co. LLC	0.53	9/16/2026	6,400,000		(10,690)
Swaption Payer Markit CDX North America Investment Grade Index Series 46, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Morgan Stanley & Co. LLC	0.53	9/16/2026	6,350,000		(10,606)
Swaption Payer Markit iTraxx Europe Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Goldman Sachs & Co. LLC	0.53	9/16/2026	4,600,000	EUR	(10,748)
Swaption Payer Markit iTraxx Europe Index Series 45, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2031, Contracts N/A, Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.53	9/16/2026	4,550,000	EUR	(10,631)
Total Options Written (premiums received $64,061)					(61,861)

EUR—Euro

(a)	Notional amount stated in U.S. Dollars unless otherwise indicated.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Canadian Dollar	94,000	United States Dollar	66,756	8/6/2026	315
United States Dollar	141,217	Chinese Yuan Renminbi	956,000	8/6/2026	(420)
Canadian Dollar	2,580,000	United States Dollar	1,816,963	8/6/2026	23,926
Malaysian Ringgit	2,277,000	United States Dollar	559,391	8/10/2026	(2,032)
United States Dollar	146,750	South Korean Won	226,158,000	8/10/2026	(11,893)
United States Dollar	249,371	Malaysian Ringgit	1,021,000	8/10/2026	(547)
United States Dollar	153,131	Norwegian Krone	1,473,000	9/11/2026	(2,193)
United States Dollar	1,377,981	Australian Dollar	1,987,669	9/11/2026	(19,538)
Euro	227,000	United States Dollar	259,246	9/11/2026	2,958
United States Dollar	15,681	Japanese Yen	2,537,110	9/11/2026	(318)
Japanese Yen	22,087,000	United States Dollar	136,248	9/11/2026	3,033
United States Dollar	589,850	British Pound	439,000	9/11/2026	(1,798)
Norwegian Krone	17,474,021	United States Dollar	1,795,116	9/11/2026	47,480
United States Dollar	2,486,970	British Pound	1,855,746	9/11/2026	(14,055)
New Zealand Dollar	216,123	Australian Dollar	181,000	9/11/2026	210
United States Dollar	579,785	Swiss Franc	466,000	9/11/2026	712
United States Dollar	800,449	British Pound	600,000	9/11/2026	(8,182)
United States Dollar	136,878	Japanese Yen	22,135,000	9/11/2026	(2,706)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BNP Paribas Corp.
United States Dollar	250,258	Euro	220,000	8/6/2026	(3,495)
Chinese Yuan Renminbi	126,780,000	United States Dollar	18,682,953	8/6/2026	100,203
Euro	84,000	United States Dollar	96,671	8/6/2026	217
Chinese Yuan Renminbi	197,000	United States Dollar	29,125	8/6/2026	62
Peruvian Sol	74,000	United States Dollar	21,745	8/10/2026	22
Euro	553,000	United States Dollar	631,286	9/11/2026	7,475
United States Dollar	30,057	Mexican Peso	530,000	9/11/2026	(436)
United States Dollar	145,838	Australian Dollar	209,000	9/11/2026	(1,109)
Euro	569,000	United States Dollar	652,796	9/11/2026	4,447
United States Dollar	632,150	Euro	552,000	9/11/2026	(5,456)
United States Dollar	1,410,416	Swedish Krona	13,578,245	9/11/2026	(18,734)
Swedish Krona	6,102,000	Euro	550,024	9/11/2026	6,931
Citigroup Global Markets, Inc.
British Pound	116,000	United States Dollar	155,477	8/6/2026	861
South Korean Won	220,980,000	United States Dollar	145,980	8/10/2026	9,031
United States Dollar	131,680	Swedish Krona	1,273,000	9/11/2026	(2,307)
United States Dollar	471,947	Euro	413,737	9/11/2026	(5,954)
New Zealand Dollar	235,000	United States Dollar	135,868	9/11/2026	2,736
Deutsche Bank AG
British Pound	197,000	United States Dollar	264,461	9/11/2026	1,040
Japanese Yen	192,662,365	United States Dollar	1,209,077	9/11/2026	5,854
United States Dollar	154,296	British Pound	116,000	9/11/2026	(2,039)
United States Dollar	270,701	Norwegian Krone	2,615,151	9/11/2026	(5,061)
United States Dollar	835,556	Euro	729,000	9/11/2026	(6,499)
New Zealand Dollar	463,000	United States Dollar	271,299	9/11/2026	1,779
United States Dollar	1,273,585	Euro	1,104,000	9/11/2026	(1,626)
United States Dollar	185,618	Australian Dollar	267,000	9/11/2026	(2,108)
Euro	155,718	United States Dollar	177,790	9/11/2026	2,077
Goldman Sachs & Co. LLC
Brazilian Real	7,271,000	United States Dollar	1,429,049	8/4/2026	3,836
Swedish Krona	10,427,000	United States Dollar	1,071,502	8/6/2026	23,869
United States Dollar	237,375	Polish Zloty	898,000	8/6/2026	(3,009)
New Zealand Dollar	1,089,000	United States Dollar	618,604	8/6/2026	22,993
United States Dollar	140,478	Euro	123,000	8/6/2026	(1,393)
United States Dollar	92,552	Polish Zloty	352,000	8/6/2026	(1,674)
Danish Krone	1,863,000	United States Dollar	284,340	8/6/2026	3,162
British Pound	774,000	United States Dollar	1,040,864	8/6/2026	2,285
United States Dollar	99,130	Swiss Franc	80,000	8/6/2026	112
United States Dollar	6,756,783	Australian Dollar	9,809,000	8/6/2026	(144,513)
Norwegian Krone	2,367,000	United States Dollar	238,288	8/6/2026	11,442
British Pound	1,583,000	United States Dollar	2,098,393	8/6/2026	35,075
Czech Koruna	2,529,000	United States Dollar	118,767	8/6/2026	1,650
United States Dollar	3,773,669	South Korean Won	5,869,527,000	8/10/2026	(343,640)
Thai Baht	7,435,000	United States Dollar	221,735	8/10/2026	1,089
United States Dollar	1,419,119	Brazilian Real	7,271,000	9/2/2026	(3,154)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
United States Dollar	3,661,913	Swiss Franc	2,935,738	9/11/2026	13,831
Japanese Yen	416,278,251	United States Dollar	2,608,721	9/11/2026	16,335
United States Dollar	878,218	Japanese Yen	143,298,000	9/11/2026	(25,421)
Australian Dollar	263,000	United States Dollar	184,831	9/11/2026	83
United States Dollar	259,458	Euro	228,000	9/11/2026	(3,901)
United States Dollar	189,096	Japanese Yen	30,800,000	9/11/2026	(5,129)
Swedish Krona	1,274,000	United States Dollar	131,070	9/11/2026	3,022
Euro	475,684	United States Dollar	544,332	9/11/2026	5,121
United States Dollar	6,818,385	Japanese Yen	1,101,456,245	9/11/2026	(127,411)
United States Dollar	270,063	New Zealand Dollar	462,000	9/11/2026	(2,426)
United States Dollar	11,677,951	Euro	10,178,735	9/11/2026	(79,334)
Japanese Yen	22,237,000	United States Dollar	137,585	9/11/2026	2,642
Swiss Franc	509,206	Norwegian Krone	6,037,000	9/11/2026	(3,826)
Swiss Franc	516,000	United States Dollar	633,311	9/11/2026	7,894
United States Dollar	121,915	Japanese Yen	19,677,890	9/11/2026	(2,174)
United States Dollar	126,702	British Pound	95,000	9/11/2026	(1,331)
Swiss Franc	146,000	United States Dollar	180,017	9/11/2026	1,409
Euro	778,000	United States Dollar	891,588	9/11/2026	7,067
United States Dollar	273,900	Norwegian Krone	2,624,000	9/11/2026	(2,795)
United States Dollar	24,669	New Zealand Dollar	42,824	9/11/2026	(589)
New Zealand Dollar	220,000	United States Dollar	128,263	9/11/2026	1,494
United States Dollar	635,823	Swiss Franc	511,000	9/11/2026	831
United States Dollar	243,971	Euro	213,000	9/11/2026	(2,062)
HSBC Securities (USA), Inc.
United States Dollar	494,161	Brazilian Real	2,566,000	8/4/2026	(11,517)
United States Dollar	378,376	Brazilian Real	1,942,000	8/4/2026	(4,331)
United States Dollar	527,202	Brazilian Real	2,763,000	8/4/2026	(17,299)
United States Dollar	127,192	Thai Baht	4,238,736	8/6/2026	198
United States Dollar	64,059	Euro	56,000	8/6/2026	(533)
Australian Dollar	3,197,000	United States Dollar	2,212,843	8/6/2026	36,463
Israeli Shekel	1,171,000	United States Dollar	393,275	8/6/2026	(10,081)
United States Dollar	97,227	Euro	85,000	8/6/2026	(814)
Euro	99,000	United States Dollar	113,224	8/6/2026	965
United States Dollar	1,848,047	Colombian Peso	6,379,864,000	8/10/2026	(169,535)
Indonesian Rupiah	15,600,654,000	United States Dollar	865,350	8/10/2026	764
United States Dollar	9,019	Chilean Peso	8,370,000	8/10/2026	16
Thai Baht	14,600,000	United States Dollar	436,076	8/10/2026	1,481
Euro	73,316	United States Dollar	83,839	9/11/2026	848
United States Dollar	153,180	Euro	134,263	9/11/2026	(1,906)
United States Dollar	2,559,542	Canadian Dollar	3,618,155	9/11/2026	(26,181)
United States Dollar	462,966	Australian Dollar	668,000	9/11/2026	(6,701)
Canadian Dollar	890,000	Euro	554,287	9/11/2026	(4,207)
Euro	400,513	United States Dollar	459,144	9/11/2026	3,482
J.P. Morgan Securities LLC
United States Dollar	207,260	Chinese Yuan Renminbi	1,403,000	8/6/2026	(602)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC (continued)
United States Dollar	432,653	Euro	379,000	8/6/2026	(4,494)
South Korean Won	223,625,000	United States Dollar	144,078	8/10/2026	12,789
Japanese Yen	228,378,384	United States Dollar	1,430,960	9/11/2026	9,197
United States Dollar	138,653	Japanese Yen	22,407,000	9/11/2026	(2,646)
United States Dollar	1,426,739	Canadian Dollar	1,997,000	9/11/2026	(422)
United States Dollar	244,970	Norwegian Krone	2,364,849	9/11/2026	(4,397)
Euro	268,000	United States Dollar	307,196	9/11/2026	2,366
United States Dollar	233,788	Euro	204,000	9/11/2026	(1,849)
Euro	332,487	United States Dollar	381,161	9/11/2026	2,889
United States Dollar	223,106	Chinese Yuan Renminbi	1,510,000	9/11/2026	(1,190)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
United States Dollar	2,437,776	Euro	2,145,000	8/6/2026	(36,313)
Romanian New Leu	576,000	United States Dollar	124,937	8/6/2026	1,560
Euro	16,113,000	United States Dollar	18,450,511	8/6/2026	134,573
United States Dollar	1,253,837	Chinese Yuan Renminbi	8,540,000	8/10/2026	(12,668)
Japanese Yen	30,821,000	United States Dollar	188,942	9/11/2026	5,416
British Pound	103,000	United States Dollar	137,263	9/11/2026	1,552
Euro	452,282	United States Dollar	516,426	9/11/2026	5,997
Swiss Franc	104,000	United States Dollar	129,629	9/11/2026	(394)
Morgan Stanley & Co. LLC
United States Dollar	1,463,337	Euro	1,276,000	8/6/2026	(8,429)
Chinese Yuan Renminbi	4,121,000	United States Dollar	608,577	8/6/2026	1,972
Mexican Peso	4,377,000	United States Dollar	249,069	8/6/2026	3,523
United States Dollar	69,564	Singapore Dollar	90,000	8/6/2026	(644)
United States Dollar	95,446	Polish Zloty	363,000	8/6/2026	(1,725)
Euro	16,113,000	United States Dollar	18,471,097	8/6/2026	113,987
United States Dollar	58,761	South African Rand	968,000	8/6/2026	195
United States Dollar	143,916	Euro	126,000	8/6/2026	(1,415)
United States Dollar	424,666	Polish Zloty	1,600,000	8/6/2026	(3,636)
Euro	123,000	United States Dollar	140,227	8/6/2026	1,644
Hong Kong Dollar	245,000	United States Dollar	31,274	8/6/2026	(27)
Hungarian Forint	56,530,000	United States Dollar	180,583	8/6/2026	(1,968)
Polish Zloty	502,000	United States Dollar	132,711	9/11/2026	1,662
United States Dollar	265,610	British Pound	198,000	9/11/2026	(1,238)
United States Dollar	2,111,955	Chinese Yuan Renminbi	14,295,000	9/11/2026	(11,434)
Canadian Dollar	205,000	United States Dollar	145,743	9/11/2026	760
United States Dollar	126,656	Hungarian Forint	39,642,000	9/11/2026	1,599
United States Dollar	163,439	British Pound	122,000	9/11/2026	(983)
UBS Securities LLC
Canadian Dollar	1,250,000	United States Dollar	882,111	8/6/2026	9,793
Canadian Dollar	2,655,000	United States Dollar	1,875,204	8/6/2026	19,199
Canadian Dollar	1,096,000	United States Dollar	773,565	8/6/2026	8,456
Japanese Yen	2,401,680,000	United States Dollar	14,801,111	8/6/2026	301,682

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC (continued)
South Korean Won	753,956,000	United States Dollar	507,409	8/10/2026	21,470
United States Dollar	219,054	Singapore Dollar	282,000	9/11/2026	(1,504)
Gross Unrealized Appreciation					1,085,968
Gross Unrealized Depreciation					(1,216,230)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit iTraxx Europe Crossover Index Series 45, Paid 3 Month Fixed Rate of 5.00%	6/20/2031	178,738	(18,787)	(18,396)	(391)
Markit iTraxx Europe Senior Financial Index Series 45, Paid 3 Month Fixed Rate of 1.00%	6/20/2031	40,158,449	(848,832)	(817,574)	(31,258)
Sold Contracts:(c)
Markit CDX North America Investment Grade Index Series 46, Received 3 Month Fixed Rate of 1.00%	6/20/2031	710,000	15,481	15,189	292
Markit iTraxx Europe Index Series 45, Received 3 Month Fixed Rate of 1.00%	6/20/2031	45,520,596	1,002,571	984,155	18,416
Gross Unrealized Appreciation					18,708
Gross Unrealized Depreciation					(31,649)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

OTC Credit Default Swaps
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Barclays Capital, Inc.
Air France-KLM, 4.63%, 5/23/2029, Paid 3 Month Fixed Rate of 5.00%	6/20/2031	57,658	(8,984)	(8,806)	(178)
Air France-KLM, 4.63%, 5/23/2029, Paid 3 Month Fixed Rate of 5.00%	6/20/2031	92,252	(14,374)	(14,226)	(148)
BNP Paribas Corp.
UniCredit SpA, 5.86%, 6/19/2032, Paid 3 Month Fixed Rate of 1.00%	6/20/2031	288,288	(1,833)	(655)	(1,178)
Goldman Sachs & Co. LLC
TransDigm, Inc., 6.38%, 5/31/2033, Paid 3 Month Fixed Rate of 5.00%	6/20/2031	150,000	(26,892)	(26,153)	(739)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
OTC Credit Default Swaps (continued)
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts: (continued)(b)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Intesa Sanpaolo SpA, 4.20%, 6/1/2032, Paid 3 Month Fixed Rate of 1.00%	6/20/2031	311,351	(2,122)	(1,632)	(490)
Yum! Brands, Inc., 3.63%, 3/15/2031, Paid 3 Month Fixed Rate of 1.00%	6/20/2031	350,000	(3,286)	(2,420)	(866)
Sold Contracts:(c)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
PostNL NV, 4.75%, 6/12/2031, Received 3 Month Fixed Rate of 1.00%	6/20/2031	92,252	(2,728)	(3,118)	390
Gross Unrealized Appreciation					390
Gross Unrealized Depreciation					(3,599)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 12 Month Fixed at 2.65%	EUR - 6 Month EURIBOR at 2.56%	11/6/2035	1,845,040	(59,695)	—	(59,695)
EUR - 12 Month Fixed at 2.65%	EUR - 6 Month EURIBOR at 2.56%	11/6/2035	1,845,040	(60,260)	—	(60,260)
SEK - 3 Month STIBOR at 2.05%	SEK - 12 Month Fixed at 2.72%	11/6/2035	1,837,811	30,114	—	30,114
SEK - 3 Month STIBOR at 2.05%	SEK - 12 Month Fixed at 2.75%	11/6/2035	1,837,811	11,147	—	11,147
EUR - 12 Month Fixed at 2.76%	EUR - 6 Month EURIBOR at 2.60%	11/25/2035	7,368,629	(167,847)	13,493	(181,340)
GBP - 12 Month SONIO/N at 3.74%	GBP - 12 Month Fixed at 4.34%	6/30/2036	8,314,270	193,531	—	193,531
EUR - 12 Month Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	1,342,267	169,525	197,138	(27,613)
USD - CPURNSA at Maturity	USD - 12 Month Fixed at 2.53%	7/28/2053	490,000	(6,848)	(3,028)	(3,820)
USD - CPURNSA at Maturity	USD - 12 Month Fixed at 2.46%	12/7/2053	1,277,000	(4,865)	(32,070)	27,205
EUR - 6 Month EURIBOR at 2.60%	EUR - 12 Month Fixed at 3.08%	11/25/2055	3,274,946	104,290	(9,545)	113,835
GBP - 12 Month Fixed at 3.19%	GBP - UKRPI at Maturity	2/15/2056	1,725,120	(15,915)	(2,816)	(13,099)
GBP - 12 Month Fixed at 3.23%	GBP - UKRPI at Maturity	7/17/2056	1,084,939	(1,088)	(4,094)	3,006

Centrally Cleared Interest Rate Swaps (continued)
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 12 Month Fixed at 2.30%	EUR - CPTFEMU at Maturity	7/24/2056	811,818	(2,008)	(1,473)	(535)
USD - CPURNSA at Maturity	USD - 12 Month Fixed at 2.34%	7/24/2056	237,000	782	—	782
Gross Unrealized Appreciation						379,620
Gross Unrealized Depreciation						(346,362)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
SEK—Swedish Krona
SONIO/N—Sterling Overnight Interbank Average
STIBOR—Stockholm Interbank Offered Rate
UKRPI—UK RPI All Items NSA
USD—United States Dollar

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
USD - 3 Month SOFRRATE at 3.63%	USD - IBOXIG at Maturity	Morgan Stanley & Co. LLC	9/21/2026	7,308,754	171,259
Gross Unrealized Appreciation					171,259

IBOXIG—Markit iBoxx $ Investment Grade Corporate Bond Index
SOFRRATE—Secured Overnight Financing Rate
USD—United States Dollar
See notes to schedule of investments.

Schedule of Investments
BNY Mellon International Bond Fund
July 31, 2026 (Unaudited)
The following is a summary of the inputs used as of July 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	3,314,768	—	3,314,768
Collateralized Loan Obligations	—	1,724,578	—	1,724,578
Commercial Mortgage-Backed	—	440,318	—	440,318
Corporate Bonds and Notes	—	20,568,547	—	20,568,547
Foreign Governmental	—	75,374,329	—	75,374,329
U.S. Government Agencies Collateralized Mortgage Obligations	—	212,807	—	212,807
U.S. Government Agencies Mortgage-Backed	—	15,587,033	—	15,587,033
U.S. Treasury Securities	—	4,583,600	—	4,583,600
Investment Companies	3,472,463	—	—	3,472,463
	3,472,463	121,805,980	—	125,278,443
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	1,085,968	—	1,085,968
Futures††	644,407	—	—	644,407
Swap Agreements††	—	569,977	—	569,977
	644,407	1,655,945	—	2,300,352
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(1,216,230)	—	(1,216,230)
Futures††	(548,488)	—	—	(548,488)
Options Written	—	(61,861)	—	(61,861)
Swap Agreements††	—	(381,610)	—	(381,610)
	(548,488)	(1,659,701)	—	(2,208,189)

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Trust’s Board of Trustees (the “Board”). Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates fair value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the Board, such as the Adviser, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Trust’s Board of Trustees (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy. Generally, over-the-counter (“OTC”) option contracts are valued by the Service and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2026 are set forth in the fund’s Schedule of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of credit, or as a substitute for an investment. The fund is subject to market risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the underlying price of the instrument above the strike price, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at July 31, 2026 are set forth in the Schedule of Investments. As of July 31, 2026, there was no options purchased outstanding.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2026 are set forth in the Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at July 31, 2026 which are set forth in the Schedule of Investments.
For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at July 31, 2026 are set forth in the Schedule of Investments.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The risk of non-payment is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at July 31, 2026 are set forth in the Schedule of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Schedule of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at July 31, 2026 are set forth in the Schedule of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Schedule of Investments and disclosures within this Note.
At July 31, 2026, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $4,797,903, consisting of $4,838,575 gross unrealized appreciation and $9,636,478 gross unrealized depreciation.
At July 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.